UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 7, 2007

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                             VELLA PRODUCTIONS INC.
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             (Exact name of registrant as specified in its charter)

        NEVADA                     333-137134                    71-1021813
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    (State or Other         (Commission File Number)            (IRS Employer
    Jurisdiction of                                          Identification No.)
    Incorporation)

                  999 3rd Avenue, Suite 3800, Seattle, WA 98104
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 224-3725
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendment of Articles of Incorporation; Change in Fiscal Year

      By the consent of the stockholders holding an aggregate of 43,117,500 shares the common stock of Vella Productions Inc. (the "Company"), representing 57.51% of the issued and outstanding shares as of November 7, 2007, the Company's stockholders authorized, as of November 8, 2007 (the "Effective Date"), the Company to amend and restate the Company's Articles of Incorporation to provide for:

            o     change of the name of the Company to "Jade Resources, Inc.";

            o increase in the amount of authorized common stock, par value $.001 per share, from 75 million to 500 million shares; and

            o     change the Company's fiscal year from July 31st to December
                  31st.

      The Company intends to file with the Secretary of State of Nevada Amended and Restated Articles of Incorporation, in the form attached hereto as Exhibit
3.1.1 (the "Amended Articles"), which Amended Articles will become effective the Effective Date upon the acceptance of our filing of the Amended Articles.

      The Company intends to file with the Securities and Exchange Commission in fiscal year 2008 a Transition Report, covering the five-month transition period ended December 31, 2007, which report is occasioned by the change of the Company's fiscal year end from July 31st to December 31st.

      At the Effective Date, we shall also change the Company's registered address to #35, Baita Zhong Road, Yujiang County, Jiangxi Province, People's Republic of China, 335200.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.     Description of Exhibit
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3.1.1           Amended and Restated Articles of Incorporation


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2007                 VELLA PRODUCTIONS INC.


                                        By: /s/ Hui Ping Cheng
                                            ------------------------------
                                            Name:  Hui Ping Cheng
                                            Title: Chief Executive Officer


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